Supplement — October 1, 2012 to the Prospectuses, as supplemented, of the following fund:

Fund	Prospectuses Dated
Columbia Inflation Protected Securities Fund	9/29/2011

The following changes are hereby made to the prospectuses of the Fund:

Fees and Expenses of the Fund

The fee and expense table in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I, R, R4, W, Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I	Class R	Class R4	Class W	Class Z
Management fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.25%	0.00%

Other expenses	0.36%	0.36%	0.36%	0.12%	0.36%	0.42%	0.36%	0.36%

Total annual fund operating expenses	1.05%	1.80%	1.80%	0.56%	1.30%	0.86%	1.05%	0.80%

Less: Fee waiver/expense reimbursement(b)	(0.20%)	(0.20%)	(0.20%)	(0.14%)	(0.20%)	(0.14%)	(0.20%)	(0.20%)

Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.85%	1.60%	1.60%	0.42%	1.10%	0.72%	0.85%	0.60%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until November 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, 0.42% for Class I, 1.10% for Class R, 0.72% for Class R4, 0.85% for Class W and 0.60% for Class Z.

The Example in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$384	$605	$844	$1,531

Class B (if shares are redeemed)	$663	$847	$1,157	$1,906

Class B (if shares are not redeemed)	$163	$547	$957	$1,906

Class C (if shares are redeemed)	$263	$547	$957	$2,105

Class C (if shares are not redeemed)	$163	$547	$957	$2,105

Class I (whether or not shares are redeemed)	$43	$166	$299	$691

Class R (whether or not shares are redeemed)	$112	$393	$695	$1,555

Class R4 (whether or not shares are redeemed)	$74	$261	$464	$1,052

Class W (whether or not shares are redeemed)	$87	$314	$561	$1,269

Class Z (whether or not shares are redeemed)	$61	$234	$421	$966

S-6280-15 A (10/12)

The “Past Performance” section is hereby replaced with the following:

For Class A, Class B, Class C, Class I, Class R, Class R4 and Class W prospectus

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of its benchmark indices. The inception date of the Fund’s Class A, Class B, Class C, Class I and Class R4 shares is March 4, 2004, the inception date of the Fund’s Class W shares is December 1, 2006 and the inception date of the Fund’s Class R shares is August 3, 2009. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the relevant class inception date. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. The after-tax returns shown in the table are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was 5.14% (quarter ended March 31, 2008).
•	Lowest return for a calendar quarter was –3.42% (quarter ended September 30, 2008).
•	Class A year-to-date return was 4.05% at June 30, 2012.

Average Annual Total Returns (after applicable sales charges)

(for periods ended December 31, 2011)	1 year	5 years	Since Inception (3/4/04)
Columbia Inflation Protected Securities Fund:

Class A – before taxes	9.03%	6.28%	4.76%

Class A – after taxes on distributions	6.93%	4.88%	3.32%

Class A – after taxes on distributions and redemption of fund shares	6.57%	4.62%	3.25%

Class B – before taxes	6.52%	5.82%	4.36%

Class C – before taxes	10.59%	6.13%	4.36%

Class I – before taxes	12.85%	7.34%	5.52%

Class R – before taxes	12.02%	6.60%	4.85%

Class R4 – before taxes	12.42%	7.05%	5.29%

Class W – before taxes	12.39%	6.87%	5.12%

Barclays Inflation-Protected Securities (TIPS) Series-L Index (reflects no deduction for fees, expenses or taxes)*	13.56%	7.95%	6.07%

Barclays U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)*	13.98%	8.03%	6.11%

*	On October 1, 2012, the Barclays Inflation-Protected Securities (TIPS) Series-L Index replaced the Barclays U.S. Government Inflation-Linked Bond Index as the Fund’s primary benchmark. This benchmark change was made based on a recommendation by the Fund’s investment manager to the Fund’s Board that the new benchmark provides a more appropriate basis for comparing the Fund’s performance. Information on the new and the old benchmarks shown will be included for a one-year transition period. Thereafter, only the new benchmark will be included.

The “Past Performance” section is hereby replaced with the following:

For Class Z prospectus

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class Z share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s Class Z share returns for the periods shown with those of its benchmark indices. The inception date of the Fund’s Class Z shares in September 27, 2010. The returns shown include the returns of the Fund’s Class A shares, which are not offered in this prospectus, for periods prior to Class Z share inception date. Except for differences in expenses and sales charges, Class Z shares have annual returns substantially similar to those of Class A shares because all classes of the Fund’s shares invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

The after-tax returns shown in the table are calculated using the highest historical U.S. individual federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

CLASS Z ANNUAL TOTAL RETURNS

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter was 5.14% (quarter ended March 31, 2008).
•	Lowest return for a calendar quarter was –3.42% (quarter ended September 30, 2008).
•	Class Z year-to-date return was 4.09% at June 30, 2012.

Average Annual Total Returns

(for periods ended December 31, 2011)	1 year	5 years	Since Inception (3/4/04)
Columbia Inflation Protected Securities Fund:

Class Z – before taxes	12.73%	7.02%	5.22%

Class Z – after taxes on distributions	10.45%	5.58%	3.75%

Class Z – after taxes on distributions and redemption of fund shares	9.00%	5.24%	3.63%

Barclays Inflation-Protected Securities (TIPS) Series –L Index (reflects no deduction for fees, expenses or taxes)*	13.56%	7.95%	6.07%

Barclays U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)*	13.98%	8.03%	6.11%

*	On October 1, 2012, the Barclays Inflation-Protected Securities (TIPS) Series-L Index replaced the Barclays U.S. Government Inflation-Linked Bond Index as the Fund’s primary benchmark. This benchmark change was made based on a recommendation by the Fund’s investment manager to the Fund’s Board that the new benchmark provides a more appropriate basis for comparing the Fund’s performance. Information on the new and the old benchmarks shown will be included for a one-year transition period. Thereafter, only the new benchmark will be included.

The section entitled “More about Annual Fund Operating Expenses” is hereby replaced with the following:

More about Annual Fund Operating Expenses and Past Performance

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus are generally based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the investment manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through November 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.85% for Class A, 1.60% for Class B, 1.60% for Class C, 0.42% for Class I, 1.10% for Class R, 0.72% for Class R4, 0.85% for Class W and 0.60% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

Fund Management and Compensation

The fourth and fifth paragraphs under the section entitled “Fund Management and Compensation” are hereby replaced with the following:

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.44% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

S-6280-15 A (10/12)